UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2018

PAVMED INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37685	47-1214177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, 60 E. 42nd Street, Suite 4600 New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement

On June 8, 2018, PAVmed Inc., a Delaware corporation (the “Company”) and Continental Stock Transfer & Trust Company, a New York corporation, (the “Warrant Agent”) agreed to amend and restate the terms of the form of Series Z Warrant Agreement dated April 5, 2018 (the “Original Series Z Warrant Agreement”).

The Amended and Restated Series Z Warrant Agreement (the “Amended Series Z Warrant Agreement”) amends the Original Series Z Warrant Agreement to, among other things: (i) provide for the electronic delivery of the warrant subscription form, (ii) provide for the issuance of warrant certificates through DTCC’s DWAC system, (iii) provide for monetary penalties in the event of any delays in the issuance or delivery of the warrants to any holders including compensation for any open market or other purchase transactions that are undertaken as a result of such delays, (iv) impose certain protective provisions for the benefit of a holder who desires not to exceed certain percentage thresholds of share ownership, and (v) provide additional protections to holders in the event the Company engages in any “Fundamental Transactions” (as defined in the Amended Series Z Warrant Agreement) such as a merger, consolidation, reorganization or recapitalization.

The above description of the Amended Series Z Warrant Agreement is qualified in its entirety by reference to the full and complete terms of the Amended Series Z Warrant Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.	Other Events.

On June 8, 2018, the Company issued a press release announcing the expiration and anticipated closing of its equity subscription rights offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	Amended and Restated Series Z Warrant Agreement, dated as of June 8, 2018, by and between the Company and the Warrant Agent.

99.1	PAVmed Inc. Press Release, dated June 8, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2018

PAVMED INC.

By:	/s/ Lishan Aklog
Lishan Aklog, M.D.
Chief Executive Officer